UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2022
__________________________
1LIFE HEALTHCARE, INC.
(Exact name of Registrant as Specified in Its Charter)
__________________________

Delaware	001-39203	76-0707204
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Embarcadero Center, Suite 1900
San Francisco, CA 94111
(415) 814-0927
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ONEM	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 2, 2022, 1Life Healthcare, Inc., or One Medical, held its 2022 Annual Meeting of Stockholders, or the Meeting. Present at the Meeting in person or by proxy were holders of 139,945,773 shares of One Medical common stock, representing approximately 72.3% of the eligible votes as of the close of business on April 4, 2022, or the Record Date. One Medical’s stockholders voted on four proposals at the Meeting, each of which is described in more detail in One Medical’s definitive proxy statement for the Meeting, filed with the Securities and Exchange Commission on April 21, 2022.

The final results with respect to each such proposal are set forth below:

Proposal 1 - Election of Directors.

The stockholders of One Medical elected each of the persons named below as Class II directors to serve until the 2025 annual meeting of stockholders and until their successors are duly elected and qualified. The voting results for each director nominee are set forth below:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Paul R. Auvil	74,417,005	23,779,759	41,749,009
Mark S. Blumenkranz, M.D.	74,411,434	23,785,330	41,749,009
Kalen F. Holmes, Ph.D.	72,663,697	25,533,067	41,749,009

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm.

The stockholders ratified the appointment of PricewaterhouseCoopers LLP as One Medical’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The voting results are set forth below:

For	Against	Abstain
139,892,610	18,464	34,699

Proposal 3 - Non-binding Advisory Vote on Compensation of Named Executive Officers.

The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers. The results of such vote were:

For	Against	Abstain	Broker Non-Votes
84,718,066	13,403,013	75,685	41,749,009

Proposal 4 - Non-binding Advisory Vote on Frequency of Future Non-binding Advisory Votes on Compensation of Named Executive Officers.

The stockholders indicated, on a non-binding advisory basis, their preference for one year as the frequency of holding future non-binding advisory votes on the compensation of the Company’s named executive officers. The results of such vote were:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
97,974,429	17,775	114,539	90,021	41,749,009

Pursuant to the recommendation of the board of directors of the Company and consistent with the stockholders’ preference, the Company plans to hold future non-binding advisory votes on the compensation of the Company’s named executive officers every year. The next required non-binding advisory vote on the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers will take place no later than at the Company’s 2028 annual meeting of stockholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1LIFE HEALTHCARE, INC.

	By:	/s/ Bjorn Thaler
Dated: June 3, 2022		Bjorn Thaler
Chief Financial Officer